UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 25, 2013

POLYONE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	1-16091	34-1730488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PolyOne Center, 33587 Walker Road, Avon Lake, Ohio		44012
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:(440) 930-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 25, 2013, PolyOne Corporation (“PolyOne”), an Ohio corporation, entered into an asset purchase agreement (the “Agreement”) with Mexichem Specialty Resins Inc. (“Mexichem”), a Delaware corporation and wholly owned subsidiary of Mexichem, S.A.B. de C.V., to divest PolyOne’s vinyl dispersion, blending and suspension resin business (the “Acquired Business”).

Pursuant to the Agreement, Mexichem agreed to pay PolyOne a purchase price of $250,000,000. The purchase price is subject to a working capital adjustment and proration related to utility charges and other similar periodic obligations of the Acquired Business. The Agreement contains customary representations, warranties, covenants and indemnities relating to the Acquired Business. The representations and warranties relate to, among other things, corporate matters, the financial and operating condition and historical results of the Acquired Business, the assignment to Mexichem of intellectual property and real property rights necessary for Mexichem to conduct the Acquired Business, the absence of undisclosed legal disputes, labor disputes and environmental matters that might materially affect the Acquired Business, and compliance with applicable laws.

The Agreement provides that the consummation of the contemplated transaction is subject to the expiration or termination of the regulatory antitrust waiting periods, as well as other customary closing conditions.

The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 to this current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Number	Exhibit

2.1	Asset Purchase Agreement, by and between PolyOne and Mexichem, dated as of March 25, 2013.*

*	PolyOne has omitted certain immaterial schedules and exhibits to this exhibit pursuant to the provisions of Regulation S-K, Item 601(b)(2). PolyOne shall furnish a copy of any of the omitted schedules and exhibits to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYONE CORPORATION

By:	/s/ Lisa K. Kunkle
Name: Lisa K. Kunkle
Title: Vice President, General Counsel and Secretary

Dated: March 27, 2013

INDEX TO EXHIBITS

Number	Exhibit

2.1	Asset Purchase Agreement, by and between PolyOne Corporation and Mexichem Specialty Resins Inc., dated as of March 25, 2013*

*	PolyOne Corporation has omitted certain immaterial schedules and exhibits to this exhibit pursuant to the provisions of Regulation S-K, Item 601(b)(2). PolyOne Corporation shall furnish a copy of any of the omitted schedules and exhibits to the Securities and Exchange Commission upon request.